UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 16, 2021

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 East Orangewood Avenue, Suite 500

Anaheim, California 92806

(Address of principal executive offices) (Zip Code)

(714) 462-4880

(Registrant’s telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Joseph J. Galligan

On February 16, 2021, the Board of Directors (the “Board”) of BioCorRx Inc., a Nevada corporation (the “Company”), appointed Mr. Joseph J. Galligan as a member of the Board, effective February 17, 2021. Below is a description of Mr. Galligan’s professional work experience.

Joseph J. Galligan, Age 61, Director

Mr. Galligan had served as senior advisor to the Company since April 2019. He was formerly an Executive Vice President and Portfolio Manager at DoubleLine Capital LP, an investment firm with over $100 billion in assets under management, where he was one of the five founding partners. Before joining DoubleLine at the time of the firm’s founding in 2009, Mr. Galligan was a Managing Director and Portfolio Manager at The TCW Group, Inc. Prior to joining TCW in 1991, he was a Vice President at Smith Barney in the Mortgage-Backed Specialist Group. Prior to that, he spent five years at First Boston as Vice President in the same area. In addition, Mr. Galligan spent over three years at Scudder Stevens & Clark as a Portfolio Manager/Trader. Mr. Galligan holds a B.S. in Economics with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst. The Board believes that Mr. Galligan’s financial and executive business experience qualifies him to serve on the Board.

There was no arrangement or understanding between Mr. Galligan and any other person pursuant to which Mr. Galligan was selected as a director.

Family Relationships

Mr. Galligan does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

The foregoing transactions are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K with respect to Mr. Galligan and the Company:

On or about January 1, 2021, Mr. Galligan acquired from Alpine Creek Capital Partners LLC (“Alpine Creek”) the rights to that certain royalty agreement by and between the Company and Alpine Creek (the “Royalty Agreement”). The Company is in the business of selling a distinct implementation of the BioCorRx Recovery Program, a two-tiered comprehensive MAT program, which includes a counseling program, coupled with its proprietary Naltrexone implant (the “Treatment”).

The Royalty Agreement requires the Company to pay the holder (now Mr. Galligan), with the exception of treatments conducted in certain territories, fifty percent (50%) of the Company's gross profit for each Treatment sold in the United States that includes procurement of the Company's implant product until the Company has paid the holder an aggregate of $1,620,000.  The remaining total consideration is $1,516,276 as of September 30, 2020. Upon the Company’s satisfaction of these obligations, the Company shall pay the holder, in perpetuity, $100 for each Treatment sold in the United States that includes procurement of the Company’s implant product.

On any other proprietary implant distribution, that excludes the “treatment”, for alcohol and opioid addiction and for which no other payment is due, the Company shall pay 2.5% of the Company’s gross profit for implant distribution not to exceed $100 per sale. As of September 30, 2020, the amount of royalty due was $0.

BICX Holding Company LLC (“BICX”) owns 2,227,575 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing over 40% of the shares outstanding. On or about January 1, 2021, Mr. Galligan’s son, Bryan Galligan, became the Managing Member of BICX. Joseph Galligan is a minority shareholder of BICX.

On April 1, 2019, the Company entered into a Subscription and Royalty Agreement (the “Subscription and Royalty Agreement”) with the J and R Galligan Revocable Trust, managed by Mr. Galligan. Although the Subscription and Royalty Agreement was dated March 27, 2019, it did not become effective until it was fully executed on April 1, 2019. Pursuant to the Subscription and Royalty Agreement: (i) Mr. Galligan purchased shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in the aggregate amount of $3,000,000 at a purchase price of $15.00 per share (the “Purchase Price”), for a total of 200,000 shares of Common Stock; and (ii) the Company shall pay (a) a total of $37.50 from the gross revenue derived from each of its weight loss treatments sold in the United States starting on the first (1st) day that the first unit of the treatment is sold (the “Initial Sales Date”) and ending on the third (3rd) anniversary of the Initial Sales Date; and (b) a total of $25.00 from the gross revenue derived from each of its weight loss treatments sold in the United States starting on the day following the third (3rd) anniversary of the Initial Sales Date and ending on the fifteenth (15th) anniversary of the Initial Sales Date (the “Royalty”). As of February 19, 2021, the Company has not paid any Royalty to Mr. Galligan.

On January 26, 2018, the Company issued to Mr. Galligan one unsecured promissory note of $125,000 bearing interest at 8% per annum with both principal and initially interest due July 26, 2018. In connection with the note issuance, the Company issued 50,000 shares of the Company’s common stock to Mr. Galligan. The fair value of the common stock at the date of issuance of $12,750 was recorded as a debt discount and is amortized as interest expense over the term of the note. On January 26, 2019, the note was extended until September 26, 2019. On September 23, 2019, the note was extended until September 26, 2020. On September 26, 2020, the note was extended to payable on demand. The balance outstanding as of December 31, 2020 was $125,000.

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Compensatory Arrangements

In connection with Mr. Galligan’s appointment to the Board, the Company expects to enter into a Director Agreement with Mr. Galligan (the “Galligan Director Agreement”) pursuant to which Mr. Galligan will receive a quarterly cash stipend of $15,000 in compensation for his services and shall be issued, upon the last day of each fiscal quarter, provided Mr. Galligan is a member of the Board as of such date, the number of shares of the Company’s common stock equivalent to $5,000 as determined based on the average closing price on the three trading days immediately preceding the last day of such quarter. The description of the Galligan Director Agreement in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the full text of the form of Galligan Director Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the Commission filing that included such document.

Exhibit No.	Description

10.1	Form of Galligan Director Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BioCorRx Inc.

Date: February 22, 2021	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Executive Officer

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